UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2008 (January 15, 2008)

MQ ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	333-101399 (Commission File Number)	52-2148018 (I.R.S. Employer Identification Number)

3480 Preston Ridge Road Suite 600 Alpharetta, Georgia 30022
(Address of Principal Executive Office, including Zip Code)

(770) 300-0101
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 3.03                                            Entry into a Material Definitive Agreement; Material Modification to Rights of Security Holders

On January 15, 2008, MQ Associates, Inc. (“MQ Associates”), in connection with its previously announced tender offer and consent solicitation with respect to its outstanding 12¼% Senior Discount Notes due 2012 (the “Notes”), entered into a Supplemental Indenture, dated as of January 15, 2008, by and among MQ Associates, and Wells Fargo Bank, National Association (as successor to Wachovia Bank, National Association), as trustee (the “Supplemental Indenture”), supplementing that certain Indenture, dated as of August 24, 2004, pursuant to which the Notes were issued (as supplemented, the “Indenture”).

The Supplemental Indenture effects certain amendments to the Indenture proposed in connection with the tender offer and consent solicitation, which amendments will eliminate substantially all of the restrictive covenants and eliminate or modify certain events of default and related provisions contained in the Indenture. The amendments will not, however, become operative until the Notes tendered in the tender offer and consent solicitation are accepted for purchase by MQ Associates pursuant to the terms of the tender offer and consent solicitation.

A copy of the Supplemental Indenture, attached hereto as Exhibit 4.1, is incorporated herein by reference.

Item 8.01                                             Other Events

On January 15, 2008, MQ Associates issued a press release announcing (i) the receipt of the requisite consents in connection with its previously announced tender offer and consent solicitation with respect to the Notes and (ii) the execution of the Supplemental Indenture. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on January 15, 2008, MedQuest, Inc., a wholly owned subsidiary of MQ Associates, issued a press release announcing the redemption of all its outstanding 11⅞% Senior Subordinated Notes due 2012.  A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(c)            Exhibits.

Number	Description of Exhibit
4.1

Second Supplemental Indenture, dated as of January 15, 2008, by and among MQ
Associates and Wells Fargo Bank, National Association (as successor to Wachovia Bank,
National Association), supplementing that certain Indenture, dated as of August 24, 2004, pursuant to which the 12¼% Senior Discount Notes due 2012 were issued.

99.1	Press Release dated January 15, 2008.
99.2	Press Release dated January 15, 2008.

*****

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.

Dated: January 18, 2008

	By:	/s/ Todd E. Andrews
		Name:	Todd E. Andrews
		Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit

4.1

Second Supplemental Indenture, dated as of January 15, 2008, by and among MQ Associates and Wells Fargo Bank, National Association (as successor to Wachovia Bank, National Association), supplementing that certain Indenture, dated as of August 24, 2004, pursuant to which the 12¼% Senior Discount Notes due 2012 were issued.

99.1	Press Release dated January 15, 2008.
99.2	Press Release dated January 15, 2008.